UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2006

NORTHWAY FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Hampshire	000-23129	04-3368579
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Main Street
Berlin, New Hampshire 03570
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (603)752-1171

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2006, Northway Financial, Inc. issued a press release announcing its financial results for the third quarter of 2006. The full text of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Northway Financial, Inc. dated November 1, 2006.

[Remainder of page left blank intentionally]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NORTHWAY FINANCIAL, INC.

Dated: November 2, 2006	By: \s\Richard P. Orsillo
Richard P. Orsillo
Senior Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release of Northway Financial, Inc. dated November 1, 2006.